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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 15, 2002
                                                         ----------------


                             SONIC AUTOMOTIVE, INC.
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-13395                    56-2010790
  -----------------         --------------------------     ---------------------
   (State or Other           (Commission File Number)         I.R.S. Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)

   5401 East Independence Boulevard
   P.O. Box 18747
   Charlotte, North Carolina                                      28212
   -----------------------------------------------------------------------------
      (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (704) 566-2400
                                                           --------------


      ______________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5. Other Events.

On January 15, 2002, the Registrant issued a press release that is attached to this current report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits.

Exhibit No.             Description
-----------             ----------------

99.1                    Press Release dated January 15, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SONIC AUTOMOTIVE, INC.

                                             By:  /s/ Theodore M. Wright
                                                --------------------------------
                                                  Theodore M. Wright
                                                  Chief Financial Officer, Vice
                                                  President, Treasurer and
                                                  Director

Dated: January 15, 2002